UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) June 18, 2020

CARBO Ceramics Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-15903	72-1100013
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

575 North Dairy Ashford, Suite 300
Houston, Texas		77079
(Address of Principal Executive Offices)		(Zip Code)

(281) 921-6400

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CRRTQ	N/A *

* On March 31, 2020, CARBO Ceramic Inc.’s common stock began being quoted on the OTC Pink marketplace under the symbol “CRRTQ”.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously disclosed, on March 29, 2020, CARBO Ceramics Inc. (“CARBO”) and its direct wholly owned subsidiaries, Asset Guard Products Inc. (“AGPI”) and StrataGen, Inc. (“StrataGen,” and together with CARBO and AGPI, each, a “Debtor,” and collectively, the “Debtors”), filed voluntary petitions for reorganization under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas, Houston Division (the “Bankruptcy Court”). The Debtors’ Chapter 11 cases are being jointly administered under the caption In re CARBO Ceramics Inc., et al., Case No. 20-31973 (the “Chapter 11 Cases”).

In connection with the filing of the Chapter 11 Cases, on March 28, 2020, the Debtors entered into a Restructuring Support Agreement (the “RSA”) with Wilks Brothers, LLC (“Wilks”) and Equify Financial, LLC (“Equify,” and together with Wilks, the “Supporting Lenders”), the pre-petition holders of 100% of the aggregate principal amount of loans outstanding under the Amended and Restated Credit Agreement, dated as of March 2, 2017, as amended (the “Credit Agreement”), by and among CARBO, as borrower, AGPI and StrataGen, as guarantors, Wilks, as administrative agent and lender, and Equify, as lender.

On March 30, 2020, the Debtors entered into a Superpriority Senior Secured Debtor-in-Possession Credit Agreement (the “DIP Credit Agreement”), by and among CARBO, as borrower, AGPI and StrataGen, as guarantors, Wilks, as lender, and the other guarantors and lenders from time to time party thereto (any such lenders, together with Wilks, the “DIP Lenders”) providing for a $15 million senior secured superpriority multiple draw term loan facility during the pendency of the Chapter 11 Cases (the “DIP Facility”).

Item 1.01Entry into a Material Definitive Agreement.

On June 17, 2020, the Debtors filed the Second Amended Joint Chapter 11 Plan of Reorganization (the “Plan”), which incorporated into the Debtors’ Original Plan of Reorganization, as amended, a comprise and settlement between the Debtors, the Supporting Lenders, and the Official Committee of Unsecured Creditors that was appointed as part of the Chapter 11 Cases (the “Committee”).

On June 18, 2020, the Bankruptcy Court entered an order (the “Confirmation Order”) pursuant to the Bankruptcy Code, which approved and confirmed the Plan as modified by the Confirmation Order.

The Debtors expect that the effective date of the Plan (the “Effective Date”) will occur as soon as all conditions precedent to the Effective Date provided in the Plan have been satisfied. The Debtors currently expect that the Effective Date will occur on or about June 30, 2020, although the Debtors can make no assurances as to when, or ultimately if, the Plan will become effective. It is also possible that technical amendments could be made to the Plan.

The following is a summary of the material terms of the Plan. This summary highlights only certain substantive provisions of the Plan and is not intended to be a complete description of the Plan. This summary is qualified in its entirety by reference to the full text of the Plan and the Confirmation Order, which can be accessed via PACER at https://www.pacer.gov, by visiting http://dm.epiq11.com/Carbo or by calling 1-866-897-6433 (Toll Free) or 1-646-282-2500 (International), and incorporated by reference herein. All capitalized terms used herein but not otherwise defined in this Current Report on Form 8-K (this “Current Report”) or as otherwise indicated have the meanings set forth in the Plan.

The Plan of Reorganization and Treatment of Clams and Interests

Among other things and subject to the terms and conditions set forth in the Plan, on or immediately prior to the Effective Date (unless otherwise indicated), the Plan provides for the consummation of certain transactions, and the treatment of certain claims and interests with respect to the Debtors, as follows:

•

the equity interests in CARBO outstanding immediately prior to the Effective Date will be cancelled, released, discharged and extinguished and holders of such interests will receive no distribution under the Plan;

•

new organizational documents (the “New Organizational Documents”) of a reorganized CARBO entity (“Reorganized CARBO”) will be adopted, and each of the Supporting Lenders will receive its pro rata share of 100% of the equity interests in Reorganized CARBO in exchange for such Supporting Lender’s secured claims under the Credit Agreement

•	the DIP Facility claims of each DIP Lender will be converted into borrowings under a new senior secured term loan exit credit facility with Reorganized CARBO;

•

the equity interests in Asset Guard and StrataGen outstanding immediately prior to the Effective Date will be converted automatically into the equity interests in a reorganized Asset Guard entity (“Reorganized Asset Guard”) and a reorganized StrataGen entity (“Reorganized StrataGen,” and together with Reorganized CARBO and Reorganized Asset Guard, the “Reorganized Debtors”), respectively, and Reorganized CARBO will retain 100% of such equity interests in Reorganized Asset Guard and Reorganized StrataGen;

•

a liquidating trust (the “Liquidating Trust”) will be established for the benefit of holders of allowed general unsecured claims against the Debtors (“Allowed General Unsecured Claims”), and beneficial interests in the Liquidating Trust will be distributed to such holders on account of their respective Allowed General Unsecured Claims;

•

the Supporting Lenders will contribute or cause to be contributed to the Liquidating Trust cash in the amount of (i) $100,000 to fund the costs of administering the Liquidating Trust, (ii) $500,000 to fund distributions to the holders of Allowed General Unsecured Claims against CARBO and (iii) $1,500,000, or such lesser or higher amount as is necessary to render unimpaired all Allowed General Unsecured Claims against AssetGuard and StrataGen; and

•

Reorganized CARBO will contribute to the Liquidating Trust (i) certain causes of action that are not otherwise released under the Plan and (ii) a promissory note that matures and provides for payment of principal and accrued interest on December 31, 2021 in a principal amount equal to $5,500,000, minus the allowed amount of the Committee’s Professional Fee Claims determined by one or more final orders of the Bankruptcy Court, which Professional Fee Claims will be paid in cash out of such amount.

Cautionary Note Regarding Forward-Looking Statements

This Current Report contains “forward-looking statements” within the meaning of the safe harbor provisions of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements are not statements of historical facts and often contain words such as “may,” “will,” “expect,” “believe,” “anticipate,” “plan,” “estimate,” “seek,” “could,” “should,” “intend,” “potential,” or words of similar meaning. Forward-looking statements are based on management’s current expectations, beliefs, assumptions and estimates regarding CARBO, industry, economic conditions, government regulations and energy policies and other factors. Forward-looking statements may include, for example, statements regarding the Chapter 11 Cases, CARBO’s ability to complete the Restructuring and its expectations regarding the occurrence of the Effective Date. These statements are subject to significant risks, uncertainties, and assumptions that are difficult to predict and could cause actual results to differ materially and adversely from those expressed or implied in the forward-looking statements, including risks and uncertainties regarding CARBO’s ability to successfully complete a reorganization process under Chapter 11, objections or other pleadings filed that could protract the Chapter 11 Cases, and the outcome of the Chapter 11 Cases generally; potential delays in the Chapter 11 process due to the effects of the COVID-19 virus; and other litigation and inherent risks involved in a bankruptcy process. Forward-looking statements are also subject to the risk factors and cautionary language described from time to time in the reports and registration statements CARBO files with the Securities and Exchange Commission, including those in CARBO’s most recent Annual Report on Form 10-K and any updates thereto in CARBO’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Additional factors, events, or uncertainties that may emerge from time to time, or those that CARBO currently deems to be immaterial, could cause CARBO’s actual results to differ, and it is not possible for CARBO to predict all of them. CARBO makes forward-looking statements based on currently available information, and CARBO assumes no obligation to, and expressly disclaim any obligation to, update or revise publicly any forward-looking statements made in this Current Report, whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARBO CERAMICS INC.
Date: June 22, 2020
	By:	/s/ Ernesto Bautista III
Ernesto Bautista III
Vice President and Chief Financial Officer

4